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                            FORM 8-K--CURRENT REPORT
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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2001

                             Teknowledge Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                       0-14793                  94-2760916
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

               1810 Embarcadero Road, Palo Alto, California 94303
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (650) 424-0500


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I

Item 7. Financial Statements and Exhibits.

Exhibit 16:  Letter from Registrant's prior independent accountants



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Teknowledge Corporation

                                                    (Registrant)



Date: August 6, 2001                                \s\ Dennis Bugbee
                                                    -----------------
                                                    Dennis Bugbee
                                                    V.P. of Finance and CFO
                                                    (Principal Financial and
                                                    Accounting Officer)